                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated February 21, 1997, relating to the consolidated financial statements of CCA Holdings Corp. and subsidiaries as of and for the years ended December 31, 1996 and 1995, (and to all references to our Firm) included in or made a part of this Registration Statement for the $82,000,000 Series B Senior Subordinated Notes due 1999 of CCA Holdings Corp.

ARTHUR ANDERSEN LLP



St. Louis, Missouri,
 April 30, 1997



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 21, 1997, relating to the consolidated financial statements of CCA Acquisition Corp. and subsidiaries as of and for the years ended December 31, 1996 and 1995, (and to all references to our Firm) included in or made a part of this Registration Statement for the $82,000,000 Series B Senior Subordinated Notes due 1999 of CCA Holdings Corp.


ARTHUR ANDERSEN LLP



St. Louis, Missouri,
 April 30, 1997

                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 21, 1997, relating to the financial statements of Cencom Cable Entertainment, Inc. as of and for the years ended December 31, 1996 and 1995, (and to all references to our Firm) included in or made a part of this Registration Statement for the $82,000,000 Series B Senior Subordinated Notes due 1999 of CCA Holdings Corp.


ARTHUR ANDERSEN LLP



St. Louis, Missouri,
 April 30, 1997


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 21, 1997, relating to the financial statements of Charter Communications Entertainment, L.P. as of and for the years ended December 31, 1996 and 1995, (and to all references to our Firm) included in or made a part of this Registration Statement for the $82,000,000 Series B Senior Subordinated Notes due 1999 of CCA Holdings Corp.


ARTHUR ANDERSEN LLP



St. Louis, Missouri,
 April 30, 1997

                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 21, 1997, relating to the financial statements of Charter Communications Entertainment I, L.P. as of and for the years ended December 31, 1996 and 1995, (and to all references to our Firm) included in or made a part of this Registration Statement for the $82,000,000 Series B Senior Subordinated Notes due 1999 of CCA Holdings Corp.


ARTHUR ANDERSEN LLP


St. Louis, Missouri,
 April 30, 1997


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated February 21, 1997, relating to the financial statements of Charter Communications Entertainment II, L.P. as of December 31, 1996 and 1995 and for the year ended December 31, 1996 and for the period from inception (April 20, 1995) to December 31, 1995, (and to all references to our Firm) included in or made a part of this Registration Statement for the $82,000,000 Series B Senior Subordinated Notes due 1999 of CCA Holdings Corp.


ARTHUR ANDERSEN LLP


St. Louis, Missouri,
 April 30, 1997

                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated July 31, 1996, relating to the financial statements of Cencom Cable Entertainment, Inc.--Missouri System as of and for the year ended December 31, 1994, (and to all references to our Firm) included in or made a part of this Registration Statement for the $82,000,000 Series B Senior Subordinated Notes due 1999 of CCA Holdings Corp.


ARTHUR ANDERSEN LLP


St. Louis, Missouri,
 April 30, 1997


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated July 31, 1996, relating to the financial statements of Cencom Cable Income Partners, L.P.--Illinois System as of and for the years ended December 31, 1995 and 1994, (and to all references to our Firm) included in or made a part of this Registration Statement for the $82,000,000 Series B Senior Subordinated Notes due 1999 of CCA Holdings Corp.


ARTHUR ANDERSEN LLP


St. Louis, Missouri,
 April 30, 1997

                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated November 22, 1995, relating to the financial statements of Cencom Cable Television, Inc.--Los Angeles and Riverside Systems as of September 29, 1995 and December 31, 1994, and for the nine months ended September 29, 1995 and the years ended December 31, 1994 and 1993, (and to all references to our Firm) included in or made a part of this Registration Statement for the $82,000,000 Series B Senior Subordinated Notes due 1999 of CCA Holdings Corp.


ARTHUR ANDERSEN LLP


Dallas, Texas,
 April 30, 1997